UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 25, 2010

KILROY REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-12675	95-4598246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California  90064
                                   (Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  (310) 481-8400

 N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

2009 Annual Bonus Program

As previously disclosed on Form 8-K filed with the Securities and Exchange Commission on January 29, 2009 (the “Form 8-K”), the Executive Compensation Committee (the “Committee”) of the Board of Directors of Kilroy Realty Corporation (the “Company”) approved the 2009 annual bonus program (the “Bonus Program”) that allow for the Chief Executive Officer, Chief Operating Officer, and Chief Financial Officer (the “Executive Officers”) to receive bonus compensation in the event certain specified corporate performance measures are achieved.

On January 25, 2010, the Committee approved and authorized the following payments under the Bonus Program to the Executive Officers based on the Company’s achievement of the applicable payout levels for the Bonus Program (as more fully described in the Form 8-K):  (i) $4,504,000 to the Chief Executive Officer ($2,500,000 of which was paid in cash and $2,004,000 of which was paid in restricted stock units in accordance with the terms of the Bonus Program); (ii) $2,026,800 to the Chief Operating Officer ($1,125,000 of which was paid in cash and $901,800 of which was paid in restricted stock units in accordance with the terms of the Bonus Program); and (iii) $1,441,280 to the former Chief Financial Officer (all of which was paid in cash as approved by the Committee and in accordance with the terms of his Separation Agreement entered into with the Company in December 2009 as more fully described on Form 8-K filed with the SEC on December 21, 2009).  Restricted stock unit awards earned under the Bonus Program will vest in equal annual installments over a two-year service period as follows:  50% on December 31, 2010 and 50% on December 31, 2011 based on continued employment through the applicable vesting date.

On January 25, 2010, the Committee approved and authorized the following 2009 cash bonus payments to the Company’s other named executive officers (the “NEOs”):  (i) $150,000 to the Senior Vice President, San Diego and (ii) $317,500 to the former Senior Vice President, Treasurer.  The Committee also approved and authorized the following 2009 annual long-term incentive payments to the NEOs:  (i) $185,000 to the Senior Vice President, San Diego and (ii) $450,000 to the former Senior Vice President, Treasurer.  The awards were paid in restricted stock units on January 25, 2010 and will vest in equal annual installments over a five-year service period as follows:  20% on January 5, 2011, 20% on January 5, 2012, 20% on January 5, 2013, 20% on January 5, 2014, and 20% on January 5, 2015 based on continued employment through the applicable vesting date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION
Date: January 28, 2010
	By:	/s/ Heidi R. Roth
Heidi R. Roth
Senior Vice President and Controller